Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Consolidated Statements of Operations
(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Revenues:
Rooms	$186,377	$148,874	$349,241	$251,974
Food and beverage	134,523	100,028	257,992	170,045
Other hotel operating revenue	34,989	25,942	72,896	46,181
Lease revenue	1,013	1,319	2,044	2,618
Total revenues	356,902	276,163	682,173	470,818
Operating Costs and Expenses:
Rooms	51,072	41,268	98,937	74,975
Food and beverage	88,245	67,077	171,319	121,680
Other departmental expenses	86,626	66,238	171,350	119,817
Management fees	12,423	9,241	23,862	15,019
Other hotel expenses	19,842	15,572	35,455	31,250
Lease expense	1,017	1,260	2,051	2,518
Depreciation and amortization	40,331	28,058	77,995	50,263
Impairment losses	10,401	—	10,401	—
Corporate expenses	6,441	7,198	14,709	14,391
Total operating costs and expenses	316,398	235,912	606,079	429,913
Operating income	40,504	40,251	76,094	40,905
Interest expense	(20,709)	(19,587)	(43,494)	(37,861)
Interest income	16	50	117	77
Loss on early extinguishment of debt	(34,211)	—	(34,211)	—
Equity in earnings of unconsolidated affiliates	—	826	—	5,271
Foreign currency exchange gain (loss)	40	(8)	(76)	(6)
Gain on consolidation of affiliates	—	65,349	—	143,466
Other income, net	40,465	795	40,308	1,218
Income before income taxes and discontinued operations	26,105	87,676	38,738	153,070
Income tax expense	(2,452)	(207)	(2,671)	(246)
Income from continuing operations	23,653	87,469	36,067	152,824
Income from discontinued operations, net of tax	—	604	—	159,039
Net Income	23,653	88,073	36,067	311,863
Net income attributable to the noncontrolling interests in SHR's operating partnership	(67)	(281)	(104)	(1,130)
Net (income) loss attributable to the noncontrolling interests in consolidated affiliates	(16,888)	217	(13,454)	4,258
Net Income Attributable to SHR	6,698	88,009	22,509	314,991
Preferred shareholder dividends	—	(7,169)	—	(16,993)
Net Income Attributable to SHR Common Shareholders	$6,698	$80,840	$22,509	$297,998
Basic Income Per Common Share:
Income from continuing operations attributable to SHR common shareholders	$0.02	$0.36	$0.08	$0.65
Income from discontinued operations attributable to SHR common shareholders	—	—	—	0.74
Net income attributable to SHR common shareholders	$0.02	$0.36	$0.08	$1.39
Weighted average shares of common stock outstanding	276,380	222,013	257,056	214,450
Diluted Income Per Common Share:
Income from continuing operations attributable to SHR common shareholders	$0.02	$0.35	$0.07	$0.60
Income from discontinued operations attributable to SHR common shareholders	—	—	—	0.70
Net income attributable to SHR common shareholders	$0.02	$0.35	$0.07	$1.30
Weighted average shares of common stock outstanding	278,383	233,463	284,208	225,900

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Consolidated Balance Sheets
(in thousands, except share data)

	June 30, 2015	December 31, 2014
Assets
Investment in hotel properties, net	$3,276,411	$2,828,400
Goodwill	21,629	38,128
Intangible assets, net of accumulated amortization of $11,783 and $7,288	93,936	94,324
Investment in unconsolidated affiliates	22,850	22,850
Cash and cash equivalents	98,586	442,613
Restricted cash and cash equivalents	77,790	81,510
Accounts receivable, net of allowance for doubtful accounts of $688 and $492	71,486	51,382
Deferred financing costs, net of accumulated amortization of $8,203 and $7,814	14,580	11,440
Deferred tax assets	1,419	1,729
Prepaid expenses and other assets	56,727	46,781
Total assets	$3,735,414	$3,619,157
Liabilities, Noncontrolling Interests and Equity
Liabilities:
Mortgages payable, net of discount	$1,460,637	$1,705,778
Credit facility, including an unsecured term loan of $300,000 and $0	344,000	—
Accounts payable and accrued expenses	234,306	224,505
Preferred stock redemption liability	—	90,384
Distributions payable	—	104
Deferred tax liabilities	46,117	46,137
Total liabilities	2,085,060	2,066,908
Commitments and contingencies
Noncontrolling interests in SHR’s operating partnership	9,619	10,500
Equity:
SHR’s shareholders’ equity:
Common stock ($0.01 par value per share; 350,000,000 shares of common stock authorized; 275,494,707 and 267,435,799 shares of common stock issued and outstanding)	2,755	2,674
Additional paid-in capital	2,451,209	2,348,284
Accumulated deficit	(867,960)	(890,469)
Accumulated other comprehensive loss	(7,586)	(13,032)
Total SHR’s shareholders’ equity	1,578,418	1,447,457
Noncontrolling interests in consolidated affiliates	62,317	94,292
Total equity	1,640,735	1,541,749
Total liabilities, noncontrolling interests and equity	$3,735,414	$3,619,157

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Financial Highlights
Supplemental Financial Data
(in thousands, except per share information)

	June 30, 2015
	Pro Rata Share	Consolidated
Capitalization
Shares of common stock outstanding	275,495	275,495
Operating partnership units outstanding	794	794
Restricted stock units outstanding	1,205	1,205
Combined shares and units outstanding	277,494	277,494
Common stock price at end of period	$12.12	$12.12
Common equity capitalization	$3,363,227	$3,363,227
Consolidated debt	1,805,618	1,805,618
Pro rata share of consolidated debt	(110,250)	—
Cash and cash equivalents	(98,586)	(98,586)
Total enterprise value	$4,960,009	$5,070,259
Net Debt / Total Enterprise Value	32.2%	33.7%
Common Equity / Total Enterprise Value	67.8%	66.3%

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)

Disposition of Hotel Properties
2015 Dispositions
Effective January 1, 2015, the Company adopted new accounting guidance which amends the requirements for reporting discontinued operations. Under the guidance, only disposals that represent a strategic shift that has (or will have) a major effect on the Company's results of operations would qualify as discontinued operations.
On May 21, 2015, the Company, along with its joint venture partner, sold the Hyatt Regency La Jolla hotel for sales proceeds of approximately $118,293,000. The $89,228,000 mortgage loan secured by the hotel was repaid at the time of closing. A $40,613,000 gain on the sale was recorded in other income, net in the condensed consolidated statements of operations for the three and six months ended June 30, 2015. The portion of the gain attributable to the joint venture partner was $16,649,000, which is reflected in net income attributable to the noncontrolling interests in consolidated affiliates in the condensed consolidated statements of operations for the three and six months ended June 30, 2015. The disposition of the Hyatt Regency La Jolla hotel does not represent a strategic shift that has had a major effect on the Company's results of operations; therefore, the hotel's results of operations are included in continuing operations for all periods presented.
2014 Dispositions
During the six months ended June 30, 2014, the Company sold the following hotels:

Hotel	Location	Date Sold	Sales Proceeds		Gain on sale
Four Seasons Punta Mita Resort and La Solana land parcel	Punta Mita, Mexico	February 28, 2014	$206,867,000		$63,879,000
Marriott London Grosvenor Square	London, England	March 31, 2014	$209,407,000	(a)	$92,889,000

(a)
There was an outstanding balance of £67,301,000 ($112,150,000) on the mortgage loan secured by the Marriott London Grosvenor Square hotel, which was repaid at the time of closing. The net proceeds we received were $97,257,000.

The results of operations of hotels sold prior to January 1, 2015 are classified as discontinued operations and segregated in the consolidated statements of operations for all periods presented. The following is a summary of income from discontinued operations, net of tax, for the three and six months ended June 30, 2014 (in thousands):

	Three Months Ended June 30,	Six Months Ended June 30,
	2014	2014
Hotel operating revenues	$—	$17,767
Operating costs and expenses	—	11,485
Depreciation and amortization	—	1,275
Total operating costs and expenses	—	12,760
Operating income	—	5,007
Interest expense	—	(1,326)
Interest income	—	2
Loss on early extinguishment of debt	—	(272)
Foreign currency exchange gain	—	32
Income tax expense	—	(833)
Gain on sale, net of tax	604	156,429
Income from discontinued operations, net of tax	$604	$159,039

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Investments in Unconsolidated Affiliates
(in thousands)
We had a 36.4% equity ownership interest in the Hotel del Coronado that we accounted for using the equity method of accounting until we acquired the remaining 63.6% equity ownership interest not previously owned by us on June 11, 2014. We had a 50.0% equity ownership interest in the Fairmont Scottsdale Princess hotel that we accounted for using the equity method of accounting until we acquired the remaining 50.0% equity ownership interest not previously owned by us on March 31, 2014. For purposes of this analysis, the operating results reflect the 36.4% equity ownership interest we held in the Hotel del Coronado prior to June 11, 2014 and the 50.0% equity ownership interest we held in the Fairmont Scottsdale Princess hotel prior to March 31, 2014.

	Three Months Ended June 30, 2014
	Hotel del Coronado	Fairmont Scottsdale Princess	Total
Total revenues (100%)	$33,821	$—	$33,821
Property EBITDA (100%)	$11,202	$—	$11,202
Equity in earnings of unconsolidated affiliates (SHR ownership)
Property EBITDA	$4,075	$—	$4,075
Depreciation and amortization	(1,572)	—	(1,572)
Interest expense	(1,518)	—	(1,518)
Other expenses, net	(18)	—	(18)
Income taxes	(87)	—	(87)
Equity in earnings of unconsolidated affiliates	$880	$—	$880
EBITDA Contribution:
Equity in earnings of unconsolidated affiliates	$880	$—	$880
Depreciation and amortization	1,572	—	1,572
Interest expense	1,518	—	1,518
Income taxes	87	—	87
EBITDA Contribution	$4,057	$—	$4,057
FFO Contribution:
Equity in earnings of unconsolidated affiliates	$880	$—	$880
Depreciation and amortization	1,572	—	1,572
FFO Contribution	$2,452	$—	$2,452

	Six Months Ended June 30, 2014
	Hotel del Coronado	Fairmont Scottsdale Princess	Total
Total revenues (100%)	$67,863	$35,006	$102,869
Property EBITDA (100%)	$20,761	$13,191	$33,952
Equity in earnings of unconsolidated affiliates (SHR ownership)
Property EBITDA	$7,426	$6,595	$14,021
Depreciation and amortization	(3,526)	(1,551)	(5,077)
Interest expense	(3,418)	(168)	(3,586)
Other expenses, net	(25)	(30)	(55)
Income taxes	143	—	143
Equity in earnings of unconsolidated affiliates	$600	$4,846	$5,446
EBITDA Contribution
Equity in earnings of unconsolidated affiliates	$600	$4,846	$5,446
Depreciation and amortization	3,526	1,551	5,077
Interest expense	3,418	168	3,586
Income taxes	(143)	—	(143)
EBITDA Contribution	$7,401	$6,565	$13,966
FFO Contribution
Equity in earnings of unconsolidated affiliates	$600	$4,846	$5,446
Depreciation and amortization	3,526	1,551	5,077
FFO Contribution	$4,126	$6,397	$10,523

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Leasehold Information
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Marriott Hamburg:
Property EBITDA	$1,321	$1,687	$2,560	$3,199
Revenue (a)	$1,013	$1,319	$2,044	$2,618

Lease expense	(1,017)	(1,260)	(2,051)	(2,518)
Less: Deferred gain on sale-leaseback	(43)	(54)	(87)	(107)
Adjusted lease expense	(1,060)	(1,314)	(2,138)	(2,625)

Comparable EBITDA contribution from leasehold	$(47)	$5	$(94)	$(7)

Security Deposit (b):	June 30, 2015	December 31, 2014
Marriott Hamburg	$2,117	$2,299

(a)	For the three and six months ended June 30, 2015 and 2014, Revenue for the Marriott Hamburg hotel represents lease revenue.

(b)	The security deposit is recorded in prepaid expenses and other assets on the consolidated balance sheets.

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Non-GAAP Financial Measures
We present five non-GAAP financial measures that we believe are useful to management and investors as key measures of our operating performance: Funds from Operations (FFO) attributable to SHR common shareholders; FFO—Fully Diluted; Comparable FFO; Earnings Before Interest Expense, Taxes, Depreciation and Amortization (EBITDA); and Comparable EBITDA.
EBITDA represents net income (or loss) attributable to SHR common shareholders excluding: (i) interest expense, (ii) income taxes, including deferred income tax benefits and expenses applicable to our foreign subsidiaries and income taxes applicable to sale of assets; (iii) depreciation and amortization; and (iv) preferred stock dividends. EBITDA also excludes interest expense, income taxes and depreciation and amortization of our unconsolidated affiliates. EBITDA is presented on a full participation basis, which means we have assumed conversion of all redeemable noncontrolling interests of our operating partnership into our common stock. We believe this treatment of noncontrolling interests provides useful information for management and our investors and appropriately considers our current capital structure. We also present Comparable EBITDA, which eliminates the effect of realizing deferred gains on our sale leasebacks, as well as the effect of gains or losses on sales of assets, early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and certain other charges that are highly variable from year to year. We believe EBITDA and Comparable EBITDA are useful to management and investors in evaluating our operating performance because they provide management and investors with an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into our business. We also believe they help management and investors meaningfully evaluate and compare the results of our operations from period to period by removing the impact of our asset base (primarily depreciation and amortization) from our operating results. Our management also uses EBITDA and Comparable EBITDA as measures in determining the value of acquisitions and dispositions.
We compute FFO attributable to SHR common shareholders in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT. NAREIT adopted a definition of FFO in order to promote an industry-wide standard measure of REIT operating performance. NAREIT defines FFO as net income (or loss) (computed in accordance with GAAP) excluding losses or gains from sales of depreciable property, impairment of depreciable real estate, real estate-related depreciation and amortization, and our portion of these items related to unconsolidated affiliates. We also present FFO—Fully Diluted, which is FFO attributable to SHR common shareholders plus income or loss on income attributable to redeemable noncontrolling interests in our operating partnership. We also present Comparable FFO, which is FFO—Fully Diluted excluding the impact of any gains or losses on early extinguishment of debt, impairment losses on non-depreciable assets, foreign currency exchange gains or losses and certain other charges that are highly variable from year to year. We believe that the presentation of FFO attributable to SHR common shareholders, FFO—Fully Diluted and Comparable FFO provides useful information to management and investors regarding our results of operations because they are measures of our ability to fund capital expenditures and expand our business. In addition, FFO is widely used in the real estate industry to measure operating performance without regard to items such as depreciation and amortization. We also present Comparable FFO per diluted share as a non-GAAP measure of our performance. We calculate Comparable FFO per diluted share for a given operating period as our Comparable FFO (as defined above) divided by the weighted average of fully diluted shares outstanding, excluding shares related to the JW Marriott Essex House Hotel put option. Dilutive securities may include shares granted under share-based compensation plans and operating partnership units. No effect is shown for securities that are anti-dilutive.
We caution investors that amounts presented in accordance with our definitions of FFO attributable to SHR common shareholders, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may not be comparable to similar measures disclosed by other companies, since not all companies calculate these non-GAAP measures in the same manner. FFO attributable to SHR common shareholders, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA should not be considered as an alternative measure of our net income (or loss) or operating performance. FFO attributable to SHR common shareholders, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that FFO attributable to SHR common shareholders, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA can enhance your understanding of our financial condition and results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily a better indicator of any trend as compared to comparable GAAP measures such as net income (or loss) attributable to SHR common shareholders. In addition, you should be aware that adverse economic and market conditions might negatively impact our cash flow. We have provided a quantitative reconciliation of FFO attributable to SHR common shareholders, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA to the most directly comparable GAAP financial performance measure, which is net income (or loss) attributable to SHR common shareholders.

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Reconciliation of Net Income Attributable to SHR Common Shareholders to EBITDA and Comparable EBITDA
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Net income attributable to SHR common shareholders	$6,698	$80,840	$22,509	$297,998
Depreciation and amortization—continuing operations	40,331	28,058	77,995	50,263
Depreciation and amortization—discontinued operations	—	—	—	1,275
Interest expense—continuing operations	20,709	19,587	43,494	37,861
Interest expense—discontinued operations	—	—	—	1,326
Income taxes—continuing operations	2,452	207	2,671	246
Income taxes—discontinued operations	—	—	—	833
Income taxes—sale of assets	—	—	—	20,451
Net income attributable to noncontrolling interests in SHR's operating partnership (a)	67	281	104	1,130
Adjustments attributable to noncontrolling interests in consolidated affiliates (b)	(3,209)	(3,939)	(7,046)	(7,614)
Adjustments attributable to unconsolidated affiliates (c)	—	3,153	—	8,443
Preferred shareholder dividends	—	7,169	—	16,993
EBITDA	67,048	135,356	139,727	429,205
Realized portion of deferred gain on sale-leaseback	(43)	(54)	(87)	(107)
Gain on sale of assets—continuing operations	(40,613)	(767)	(40,613)	(767)
Gain on sale of assets—discontinued operations	—	(604)	—	(176,880)
Gain on consolidation of affiliates	—	(65,349)	—	(143,466)
Impairment losses	10,401	—	10,401	—
Loss on early extinguishment of debt—continuing operations	34,211	—	34,211	—
Loss on early extinguishment of debt—discontinued operations	—	—	—	272
Foreign currency exchange (gain) loss—continuing operations	(40)	8	76	6
Foreign currency exchange gain—discontinued operations	—	—	—	(32)
Hotel acquisition costs	346	—	1,066	—
Non-cash interest rate derivative activity	30	—	146	—
Amortization of below market hotel management agreement	513	108	1,026	108
Activist shareholder costs	—	104	—	1,637
Adjustments attributable to noncontrolling interests in consolidated affiliates (d)	16,559	109	16,559	109
Comparable EBITDA	$88,412	$68,911	$162,512	$110,085

(a)
EBITDA is presented on a full participation basis, which means we have assumed conversion of all redeemable noncontrolling interests in SHR's operating partnership into shares of SHR's common stock. This adjustment reverses the net income that was allocated to the noncontrolling interests in SHR's operating partnership.

(b)
This adjustment represents the portion of interest expense, income taxes and depreciation and amortization attributable to the noncontrolling interest in affiliates that are consolidated but not wholly owned by us.

(c)	This adjustment represents our portion of interest expense, income taxes and depreciation and amortization related to affiliates that are not consolidated.

(d)
This adjustment represents the portion of gains or losses from sales of depreciable property and the portion of loss on early extinguishment of debt attributable to the noncontrolling interests in affiliates that are consolidated but not wholly owned by us.

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Reconciliation of Net Income Attributable to SHR Common Shareholders to
Funds From Operations (FFO) Attributable to SHR Common Shareholders, FFO—Fully Diluted and Comparable FFO
(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Net income attributable to SHR common shareholders	$6,698	$80,840	$22,509	$297,998
Depreciation and amortization—continuing operations	40,331	28,058	77,995	50,263
Depreciation and amortization—discontinued operations	—	—	—	1,275
Corporate depreciation	(127)	(123)	(255)	(246)
Gain on sale of assets—continuing operations	(40,613)	(767)	(40,613)	(767)
Gain on sale of assets, net of tax—discontinued operations	—	(604)	—	(156,429)
Gain on consolidation of affiliates	—	(65,349)	—	(143,466)
Realized portion of deferred gain on sale-leaseback	(43)	(54)	(87)	(107)
Adjustments attributable to noncontrolling interests in SHR's operating partnership (a)	(116)	(95)	(226)	(193)
Adjustments attributable to noncontrolling interests in consolidated affiliates (b)	14,801	(1,971)	12,558	(3,806)
Adjustments attributable to unconsolidated affiliates (c)	—	1,571	—	5,077
FFO attributable to SHR common shareholders	20,931	41,506	71,881	49,599
Adjustments attributable to noncontrolling interests in SHR's operating partnership - other (d)	183	376	330	1,323
FFO—Fully Diluted	21,114	41,882	72,211	50,922
Impairment losses	10,401	—	10,401	—
Non-cash interest rate derivative activity	2,489	2,184	5,718	(110)
Loss on early extinguishment of debt—continuing operations	34,211	—	34,211	—
Loss on early extinguishment of debt—discontinued operations	—	—	—	272
Foreign currency exchange (gain) loss—continuing operations (a)	(40)	8	76	6
Foreign currency exchange gain—discontinued operations (a)	—	—	—	(32)
Amortization of debt discount	40	623	690	623
Amortization of below market hotel management agreement	513	108	1,026	108
Hotel acquisition costs	346	—	1,066	—
Activist shareholder costs	—	104	—	1,637
Excess of redemption liability over carrying amount of redeemed preferred stock	—	3,203	—	6,912
Adjustments attributable to noncontrolling interests in consolidated affiliates (e)	(90)	—	(90)	—
Comparable FFO	$68,984	$48,112	$125,309	$60,338
Comparable FFO per fully diluted share	$0.25	$0.21	$0.45	$0.28
Weighted average diluted shares (b)	279,380	225,348	278,145	217,875

(a)	This adjustment represents the portion of depreciation and amortization attributable to the redeemable noncontrolling interests in our operating partnership.

(b)
This adjustment represents the portion of depreciation and amortization and gains or losses from sales of depreciable property that are attributable to the noncontrolling interests in affiliates that are consolidated but not wholly owned by us.

(c)	This adjustment represents our portion of depreciation and amortization related to affiliates that are not consolidated.

(d)	This adjustment represents amounts other than depreciation and amortization that are attributable to the redeemable noncontrolling interests in our operating partnership.

(e)	This adjustment represents the portion of loss on early extinguishment of debt that is attributable to the noncontrolling interests in affiliates that are consolidated but not wholly owned by us.

(f)	Excludes shares related to the JW Marriott Essex House Hotel put option.

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Debt Summary
(dollars in thousands)

Debt	Interest Rate	Spread (a)	Loan Amount	Maturity (b)
Hotel del Coronado	3.84%	365 bp	$475,000	March 2018
Four Seasons Washington, D.C.	2.44%	225 bp	120,000	June 2019
JW Marriott Essex House Hotel	3.14%	295 bp	225,000	January 2020
Unsecured revolving credit facility (c)	1.84%	165 bp	44,000	May 2020
Unsecured term loan (c)	1.79%	160 bp	300,000	May 2020
Loews Santa Monica Beach Hotel	2.74%	255 bp	120,000	May 2021
InterContinental Chicago	5.61%	Fixed	141,618	August 2021
Montage Laguna Beach (d)	3.90%	Fixed	150,000	August 2021
Ritz-Carlton Half Moon Bay (e)	2.59%	240 bp	115,000	May 2022
InterContinental Miami	3.99%	Fixed	115,000	September 2024
			1,805,618
Unamortized discount (d)			(981)
			$1,804,637

(a)	Spread over LIBOR (0.19% at June 30, 2015).

(b)	Includes extension options.

(c)
On May 27, 2015, we entered into a new $750,000,000 senior unsecured credit facility that is comprised of a $450,000,000 unsecured revolving credit facility and a $300,000,000 unsecured term loan. Interest on the unsecured revolving credit facility is payable monthly based upon a leverage-based grid with annual rates ranging from LIBOR plus 1.65% to LIBOR plus 2.40%. Interest on the unsecured term loan is also payable monthly based upon a leverage-based pricing grid with annual rates ranging from LIBOR plus 1.60% to LIBOR plus 2.35%.

(d)
On January 29, 2015, we closed on the acquisition of the Montage Laguna Beach resort. In connection with the acquisition, we assumed the outstanding balance of the mortgage loan secured by the Montage Laguna Beach resort. We recorded the mortgage loan at its fair value, which included a debt discount, which is being amortized as additional interest expense over the maturity period of the loan.

(e)	On May 27, 2015, we closed on a new $115,000,000 mortgage loan secured by the Ritz-Carlton Half Moon Bay hotel. The mortgage loan has two, one-year extension options, subject to certain conditions.

Second Quarter 2015 Debt Repayments

On April 9, 2015, we repaid the $117,000,000 mortgage loan secured by the Fairmont Scottsdale Princess hotel.

On May 21, 2015, we sold the Hyatt Regency La Jolla hotel and repaid the $89,288,000 mortgage loan secured by the hotel at the time of closing. We recorded a $193,000 loss on early extinguishment of debt, which included the write off of unamortized deferred financing costs.

On May 27, 2015, we repaid the $209,558,000 mortgage loan secured by the Westin St. Francis hotel and the $93,124,000 mortgage loan secured by the Fairmont Chicago hotel using proceeds from the new mortgage loan secured by the Ritz-Carlton
Half Moon Bay hotel and proceeds from the $300,000,000 unsecured term loan. We recorded a $34,014,000 loss on early extinguishment of debt, which included prepayment penalties of $32,917,000 and the write off of unamortized deferred financing costs.

Debt Summary (Continued)
(dollars in thousands)

Future scheduled debt principal payments (including extension options) are as follows:

Years ending December 31,	Amount
2015 (remainder)	$1,126
2016	2,040
2017	3,066
2018	480,033
2019	125,276
Thereafter	1,194,077
1,805,618
Unamortized discount	(981)
$1,804,637

Percent of fixed rate debt	22.5%
Weighted average interest rate (f)	3.29%
Weighted average maturity of fixed rate debt (debt with maturity of greater than one year)	6.97

(f) Excludes the amortization of deferred financing costs.